SUPPLEMENT DATED MARCH 23, 2015
to

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding a change to an investment option that is available under your Policy.

Effective April 30, 2015, the name of the MFS® Research Bond Series will change to MFS® Total Return Bond Series.

Please retain this supplement with your prospectus for future reference.

Corporate VUL 3/2015